Strawberry Fields REIT

NYSE American: “STRW”

August 12, 2024


Oak Lawn


Legal
Disclaimer

Disclaimer

The information contained in this presentation does not purport to be all-inclusive and neither the Company nor any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Forward-Looking Statements

Certain statements in this presentation are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, FFO, our strategic plans and objectives, cost management, potential property acquisitions, anticipated capital expenditures (and access to capital), amounts of anticipated cash distributions to our stockholders in the future and other matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, risks, uncertainties and other factors described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form S-3/A filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2024. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company described above. The Company undertakes no duty to update these forward-looking statements.

Legal Disclaimer



Use of Projections

This presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures not based on generally accepted accounting principles. The Company presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to investors.

The Company believes that net income as defined by GAAP is the most appropriate earnings measure. We also believe that funds from operations ("FFO"), as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts ("NAREIT"), and adjusted funds from operations ("AFFO") are important non-GAAP supplemental measures of our operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding the impact of straight-line rent, above-/below-market leases, non-cash compensation and certain non-recurring items. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and makes comparisons of operating results among REITs more meaningful. We consider FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare our operating performance between periods or as compared to other companies.

While FFO and AFFO are relevant and widely used measures of operating performance of REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to our real estate assets nor do they purport to be indicative of cash available to fund our future cash requirements. Further, our computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than we do.

Legal Disclaimer

We believe that the use of FFO, AFFO, EBITDA and Adjusted EBITDA (which can be defined as EBITDA net of the effects of straight-line rent, gain/loss on currency translation costs and the effects of credit provision for doubtful accounts) are helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance. The non-GAAP financial measures set forth in this presentation are reconciliated to the most directly comparable GAAP measures in our annual report Form 10-K filed with the SEC on March 19, 2024 and in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 12, 2024. Such reconciliations are also available on our website at www.strawberryfieldsreit.com.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. This presentation includes industry data obtained from publicly available third-party sources. The Company is not aware of any misstatements contained in such industry data, but it has not independently verified it and does not guarantee the accuracy or completeness of such information contained in this presentation.

No Offer

This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THIS PRESENTATION.



Strawberry Fields REIT
Company Highlights

- The history of our Company began 20+ years ago when our CEO & Chairman Moishe Gubin & one of our Director's Michael Blisko began acquiring skilled nursing facilities in Indiana.
  - In 2015 Strawberry Fields REIT (the "Company") was spun out as a Propco with 33 facilities in Indiana/Illinois
  - The Chairman & CEO, Moishe Gubin, is a founder of the Company and has been involved in every acquisition
- The Company has strong/experienced regional operators leasing its facilities on a NNN basis
  - Currently the Company owns 110 facilities located in 9 states
- The Company has financial strength and stable cash flows:
  - Q2 2024 Annualized dividend yield of 4.6%
  - Q2 2024 Annualized AFFO of $56.7mm
    - 2024 forecasted AFFO/share of $1.10
    - 2023 AFFO/share was $1.02
  - Q2 2024 Annualized AEBITDA of $89.8mm
    - 2024 forecasted AEBITDA/share of $1.73
    - 2023 AEBITDA/share was $1.53
- Most of the Company's debt is fixed/low interest, long-term HUD guaranteed debt.
  - This debt has a maturity of 20+ years and weighted average interest rate of 3.91%

STRAWBERRY FIELDS

About Strawberry Fields REIT Inc. (the "Company")



The Company is an income producing real estate investment company that owns 98 properties and also holds leasehold interests in three additional properties under a long-term leases. These properties are leased to third-party operators which use them to operate 100 Skilled Nursing Facilities (SNFs), 2 Long Term Acute Care Hospitals (LTACHs) and 8 Assisted Living Facilities (ALFs). These facilities have a total of 12,527 licensed beds.

We primarily lease our properties on a triple net, long term basis, with annual rent escalations of 1%-3%.

59.6% of our facilities are leased to related parties, including 65 facilities leased to affiliates of two of our Directors.

Our properties are located across 9 states: Arkansas, Illinois, Indiana, Kentucky, Michigan, Ohio, Oklahoma, Tennessee and Texas.

The Company specializes in leasing healthcare properties utilized as SNFs, LTACHs and ALFs. The demand for these types of facilities is expected to continue to grow consistently due the aging population in the U.S.

Our business is financed through a combination of bond debt, HUD guaranteed loans and commercial bank loans.

The operators of our properties primarily provide care to long-term residents who require constant care and rehabilitation.

For the period 2018 through Q2 2024 (annualized), the Company has shown strong growth in Adjusted EBITDA (CAGR: 10.7%) and Adjusted FFO (CAGR: 17.1%).

STRAWBERRY FIELDS

Portfolio Summary as of June 30, 2024*

Demonstrated Operating Results and Financial Strength

98
Owned assets, plus three assets under long term leases

$425M+
Acquisition Pipeline

56%***
Portfolio Leverage

12,527
Total number of beds

$56.2M**
Q2 Annualized Adjusted FFO
2023 Adjusted EBITDA: $52.7M

1.65x****
TTM EBITDARM Rent Coverage

110
Total number of facilities

$89.4M**
Q2 Annualized Adjusted EBITDA
2023 Adjusted EBITDA: $79.3M

100%
Rent Collected Through Q2 2024

*Data as of June 30, 2024, unless noted otherwise
**See the back page for the reconciliation of AFFO & AEBITDA
****Portfolio leverage is calculated by outstanding Company/Property debt divided by the appraised values of our facilities.
*****EBITDARM is a non-GAAP measure; please see the back page for a further explanation. This amount is not audited and is based on annualized operator results as of May 31, 2024.

STRAWBERRY FIELDS

Proven Acquisition Strategy Driving Significant Growth in the Portfolio

2005 to 2014

2005 – 2014: Moishe Gubin, our Chairman and CEO, and other investors acquire 33 SNF properties in Indiana and Illinois

2008: Infinity, an affiliate of Mr. Gubin, is engaged as consultant to the tenant operators.

STRAWBERRY FIELDS

2015 to 2024

2015: Our predecessor, Strawberry Fields REIT, LLC, was founded by Mr. Gubin, Mr. Blisko and other investors acquired their portfolio of 33 SNF properties.

2015: We expanded into Texas, Ohio, Oklahoma and Michigan through the purchase of 16 properties.

2015: We issued $68.3 million of Series A bonds that were listed on the Tel Aviv Stock Exchange, with an initial S&P Israel "ilA-" rating. These bonds were paid off in November 2023

2016: We expanded into Tennessee and Kentucky through the purchase of 8 properties. We sold one property in Illinois.

2017-2018: We purchased 9 properties in Arkansas, together with one in Indiana and one in Kentucky. Tenants engaged three additional consulting groups (Benchmark, Green Park, and Paramount).

2018: We issued $67.1 million of Series B bonds that were listed on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating. These bonds were paid off in March 2022.

2019 -2020: We purchased 14 additional properties in Arkansas, Kentucky, Illinois and Indiana.

2021: We issued $64.0 million of Series C bonds that are listed on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating

2021: We acquired 5 properties in Tennessee and one in Kentucky. We sold 5 properties in Illinois.

2021: We created an UPREIT structure, with the Company as the general partner of our operating partnership which holds all of our properties.

2022: We repaid the Series B Bonds and obtained a $105.0 million mortgage loan facility

2022: We began trading on the OTCQX under the ticker "STRW".

Jan 2023: We acquired a 120 bed SNF in Breathitt County, KY.

Feb 2023: We up-listed to the NYSE American

Aug 2023: We acquired 19 SNF's & 5 ALF's (1,852) beds located in Indiana for $102mm

Jan 2024: We entered 2 long -term leases for facilities in Tennessee (246 beds)

Jun 2024: We acquired a 78 bed SNF/ ALF located in Georgetown IN for $5.85mm

SF Growth (number of facilities)



120
100
80
60
40
20
0
33
35
47
47
54
55
56
57
67
75
79
81
82
83
83
83
83
83
109
110
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23
Jul-23
Jan-24
Jul-24

Diversified Base of Consultants to Operators



SOUTH DAKOTA
WISCONSIN
MICHIGAN
Toronto
IOWA
NEBRASKA
Omaha
ILLINOIS
OHIO
Denver
United States
Kansas City
COLORADO
KANSAS
MISSOURI
WEST VIRGINIA
Albuquerque
Charlotte
NEW MEXICO
Atlanta
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
Juárez
TEXAS
Jacksonville
CHIHUAHUA
Houston
San Antonio
LOUISIANA
New Orleans
Orlando
COAHUILA
Tampa
FLORIDA
Miami
NUEVO LEON
Gulf of
Monterrey

- Infinity of Illinois
- Landmark
- Infinity of Indiana
- Oasis Health Care Group
- Infinity of Tennessee
- AOM Healthcare Management
- Bria Health Services
- Misc. Operators

Portfolio Composition

110 Facilities

12,527 total beds across 9 states (Illinois, Indiana, Arkansas, Tennessee, Kentucky, Texas, Ohio, Oklahoma, and Michigan)

9 buildings include two types of licensed facilities

In order to leverage scale and efficiencies, the Company focuses on acquiring facilities that are geographically concentrated

Experienced Management Team



Moishe Gubin, our Chairman and founder, has served as the Chief Executive Officer since inception of the Company. From 2004 to 2014, Mr. Gubin was the Chief Financial Officer and Manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities.

Jeffrey Bajtner has served as our Chief Investment Officer since March 2022. Mr. Bajtner's role with the Company focuses on acquisitions/dispositions of real estate and overseeing our investor relations. From 2015 to May 2021, Mr. Bajtner was a Vice President at BlitzLake Partners, where he oversaw acquisitions for mixed-use developments.

Greg Flamion, our Chief Financial Officer, since joining the Company in January 2024. Previously, Mr. Flamion was a CFO of Zimmerman Advertising, an agency under Omnicom Group Inc. (NYSE: OMC) from 2014-2023. Mr. Flamion also held a number of diverse accounting and finance positions at a variety of publicly traded companies.

David Gross serves as our General Counsel. Mr. Gross is an experienced healthcare and transactional attorney with 10+ years in the healthcare industry. Mr. Gross focuses primarily on acquisition, leasing, disposition and financing of skilled nursing facilities, long term acute care hospitals and medical office space.

Board of Directors



Moishe Gubin, Chairman, who also serves as our Chief Executive Officer.

Essel Bailey, Director, has spent the last 50 years engaged in the public and private healthcare capital markets, first as a lawyer specializing in corporate and real estate finance and then as an executive of several healthcare companies. In 1992, as founder and chief executive officer of Omega Healthcare Investors, Inc. ("Omega"), a REIT, Mr. Bailey completed a listing on the NYSE raising $250mm. Mr. Bailey continued at Omega until 2001 at which time Omega had investments in excess of $1.5B. Additionally, in 1997 Mr. Bailey founded and separately organized Omega Worldwide Inc. which listed on the NASDAQ, investing $1.5B in healthcare net leased assets in the UK & Australia. Since 2003, Mr. Bailey has been the Chairman of a private healthcare operating company that owns and operates 29 facilities in 4 states.

Michael Blisko, Director, who is the Chief Executive Officer of Infinity Healthcare Management. Mr. Blisko is a veteran of leading healthcare consultancy portfolios, as well as the architect in creating cutting edge leadership teams. Mr. Blisko is a principal for a myriad of ancillary companies, including United Rx, a long-term pharmacy, and Bella Monte Recovery a behavioral health addiction center.

Reid Shapiro, Director, has been the owner of Shappy LLC, a company engaged in business consulting since 2014. From 1998 to 2014, Mr. Shapiro was a partner and co-founder of Elephant Group, Inc., a company engaged in the retail sale of electronic products which grew to approximately 120 locations.

Jack Levine, Director, is a certified public accountant who has provided financial and consulting services to public and private companies for over 35 years. Since 2019, Mr. Levine has served on the Board of Directors for Blink Charging Co. (NASDAQ: BLNK), a leading owner, operator, and supplier of proprietary electric vehicle ("EV") charging equipment and networked EV charging services.

Disciplined Underwriting and Acquisition Strategy

STRAWBERRY FIELDS

Investment Criteria

- 10% projected ROI
- 20% projected levered IRR over a 10-year investment horizon (initial term of the lease)
- 12% projected ROE at 50% LTV with 8% interest
- Annual lease payment of no more than 80% of operator's pro-forma adjusted EBITDAR*
- Focus on smaller deals that are typically off-market and not typically sought by larger REITs.

Due Diligence

- Diligence includes review of operator-level financials (3+ years) and evaluation of existing and anticipated future reimbursements in proposed area
- Thorough review of facility information, including licensing status, zoning and tenant leasehold improvements
- Careful review of potential operators, including background checks and personal financial statements

Asset Management

- Analysis of tenant-furnished operator-level financials, along with operating data, on a monthly basis
- Oversee upkeep of the facilities and review annual surveys to ensure residents are properly cared for
- Evaluation of individual and portfolio property performance, liquidity metrics, lease and debt coverage, occupancy, planned capital expenditures, and other measures
- In-person visits to each facility in the portfolio at least 2 – 3 times per year

Recent Acquisitions

- Acquisition of 6 facilities in Tennessee and Kentucky with a combined 515 beds for $81mm in 2021
- Acquisition of 120 bed SNF in Kentucky for $6.0mm in Jan. 2023
- Acquisition of 19 SNF's and 5 ALF's (1,852 beds) in Indiana for $102.0mm in Aug. 2023
- Acquisition of 87 bed SNF in Indiana for $5.85mm in June 2024

* "EBITDAR" is defined as earnings before interest, taxes, depreciation, amortization and rent.

Strong Relationships with Experienced Consulting Groups & Operators

- Our 98 properties are leased to 110 operators that receive consulting services from 11 experienced consulting groups across 9 states.
- We seek to ensure that our tenants have the benefit of experienced consulting groups with a proven track record of assisting operators to provide first class care while maintaining profitability.
- Consulting groups provide the following services to each operator:

  —Billing

  —Collections

  —Regulatory Monitoring

  —Appropriate Medical Care

  —Sales & Marketing

Strawberry's operators have demonstrated ability to generate consistent and strong profitability despite operating in states that other skilled nursing competitors have had difficulties navigating.

STRAWBERRY FIELDS

Infinity* (Health Care Management)
- Provides consulting services to 88 operators with over 10,000 beds (including 64 Strawberry facilities with 5,414 licensed beds)
- Founded in 2008 by Michael Blisko and Moishe Gubin, who are directors of the Company.

LANDMARK
- Founded in 2017 by Joseph Meisels
- Operates 15 Strawberry facilities in Texas, Kentucky, Illinois, Oklahoma, and Michigan with 1,659 licensed beds

oasis HEALTH CARE GROUP
- Founded in 2021 by Matis Herzka, Abraham Schreiber and Zalmen Scheinbaum
- Provides consulting services to 14 operators in Arkansas with 1,572 licensed beds (all 14 properties are leased from Strawberry)

BRIA HEALTH SERVICES
- Founded in 2012 by Avrum Weinfeld, Daniel Weiss & Natan Weiss and headquartered in Skokie, IL
- Provides consulting services to 17 operators in Illinois with over 2,800 beds (including 5 Strawberry facilities located in southern Illinois with 654 licensed beds)

AbsolutCare
- Founded in the 2000's by the Sherman family
- Provides consulting services to 22 operators (including 4 Strawberry facilities with 238 licensed beds) in New York and Ohio.

CREATIVE SOLUTIONS IN HEALTHCARE
- Founded in the 2000 by Gary and Malisa Blake
- Provides consulting services to 150+ operators in Texas (including 3 Strawberry facilities with 441 licensed beds).

* Affiliated Consulting Group

STRAWBERRY FIELDS


Midway
NEUROLOGICAL &
REHABILITATION
CENTER

Skilled Nursing Industry in the U.S

Nursing Home Industry in the U.S - Summary

High barriers to entry:
-Significant set-up costs
-Regulatory restrictions
-Specialized knowledge

Federal and state-level subsidies through Medicaid & Medicare



Growing demand due to an increase in life expectancy

Low supply of new nursing homes and restriction on licensing

STRAWBERRY FIELDS


% of Total Population
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.0%
16.1%
19.3%
20.0%
20.2%
1.9%
1.9%
2.3%
3.5%
4.3%
2010
2020
2030
2040
2050
age 65+
age 85+


Total Population for Age Group
100.0
80.0
60.0
40.0
20.0
0.0
40.2
54.8
72.1
81.2
88.5
5.8
6.6
8.7
14.2
19.0
2010
2020
2030
2040
2050
age 65+
age 85+

Trends in population

As a result of an increase in life expectancy in the United States, by 2030 the population of individuals aged 65 and over is expected to be more than 72 million.(1)

(1) United State Census Bureau

STRAWBERRY FIELDS



83.5%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Under 65
65-74
75-84
85 and Over
AGE

Age Demographic of the Average SNF Resident*

The services that a long-term resident receives at a SNF is geared towards those who need constant care or cannot take care of themselves anymore. The percentage of residents that are in SNF's aged 65+ is 83.5%.

* Source: CDC.gov National Center for Health Statistics

STRAWBERRY FIELDS



4.63%
CAGR
Projected Medicare $'s to be Spent on the Aging Population in SNF's
300
250
200
150
100
50
-
$181.6
$188.1
$197.6
$207.9
$217.9
$227.9
$238.6
$250.3
$262.1
$273.0
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Year

Increased Spend on Aging Population

Due to the increase in life expectancy in the United States, which will result in a greater amount of the population being individuals aged 65+ there will be an increase in spending on care for *.this demographic

Centers for Medicare & Medicaid Services *

STRAWBERRY FIELDS


1316
WESTPARK
A WATERS COMMUNITY

Financial Highlights

Adjusted FFO and Adjusted EBITDA Growth
2018 – Projected 2024

Adjusted FFO Growth ($/thousands)



17.1% CAGR
AFFO
60,000
50,000
40,000
30,000
20,000
10,000
0
22,027
30,916
38,844
43,935
51,076
52,668
56,717
2018
2019
2020
2021
2022
2023
Proj 2024*

Adjusted EBITDA Growth ($/thousands)



10.7% CAGR
AEBITDA
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
48,942
61,045
66,607
67,344
73,790
79,342
89,821
2018
2019
2020
2021
2022
2023
Proj 2024*

STRAWBERRY FIELDS

*2024 projections include an additional $1.875mm of rent that will be collected during 2024 relating to the February 2024 new Indiana Master Lease

Assets Growth and Base Rent Growth
2018 - Projected 2024

Total Assets Growth (GAAP) CAGR ($/thousands)



6.6% CAGR
REAL ESTATE INVESTMENT
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
560,705
625,249
633,632
686,168
686,168
798,338
822,163
2018
2019
2020
2021
2022
2023
Q2 2024

Average Base Rent CAGR ($/thousands)*



8.8% CAGR
BASE RENTS
120,000
100,000
80,000
60,000
40,000
20,000
-
61,621
72,763
75,323
77,738
82,158
86,839
102,405
2018
2019
2020
2021
2022
2023
Proj 2024**

STRAWBERRY FIELDS

*Average Base Rent is calculated as the annual rents collected from tenants, including straight-line adjustments.

**2024 projections include an additional $3.75mm of rent that will be collected during 2024 relating to the February 2024 new Indiana Master Lease

Industry Leading Growth In AFFO

Significant AFFO Growth driven Accretive reinvestment of cash flow, scaling operations and utilizing HUD debt

Illustrative Reinvestment of Cash Flow

2024 Estimated AFFO	$56,717,000
Payout Ratio	**46.6%**
Retained Cash Flow	$30,305,000
Targeted Acquisition ROE	15.0%
Incremental AFFO	$4,546,000
Organic AFFO Growth	**8.0%**

AFFO/Share Growth[1]



12.5% CAGR
$0.61
$0.75
$0.82
$0.96
$1.02
$1.10
FY 2019
FY 2020
FY2021
FY 2022
FY 2023
Proj 2024

1) 2019 and 2020 shares calculated based on number of membership units outstanding each year and assumed same conversion ratio as formation transaction

STRAWBERRY FIELDS

Debt Structure as of June 30, 2024

Debt Maturity



Years 1-5 Banks
Years 1-5 Bonds
Years 11-20 HUD
20+ HUD
29.4%
22.5%
11.9%
36.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%

HUD Guaranteed Debt
$266.1MM
Weighted average cost: 3.91%

Secured Bank Debt
$163.0MM
Interest rate: SOFR+3.5%

Secured Bond Series C
$58.7MM
Interest rate: 5.70%

Unsecured Bond Series D
$65.7MM
Interest rate: 9.10%

STRAWBERRY FIELDS

Strawberry Fields REIT Facility Statistics as of May 2024

SNF Facility Occupancy of 64.9%*

SNF Average Facility Size of 114 Beds

SNF PPD Average of 74 Residents**

Operators Payor Mix


Medicare 6%
Other 15%
Private 9%
Medicaid 70%

*Based on SNF licensed beds.
**PPD ("Per Patient Day") is a metric used in the SNF industry to measure how much of any resource is used for residents in a 24-hour period.

Facility Operator & State Diversification*

Base Rent by Related Consultant


Infinity Healthcare Management of Illinois
20%
Infinity Healthcare Management of Tennessee
16%
Infinity Healthcare Management of Indiana
30%
Landmark
14%
Siena Healthcare
11%
Other
9%

Base Rent by State


Illinois
24%
Indiana
30%
Arkansas
11%
Tennessee
17%
Kentucky
12%
Other
6%

* Reflects contractual rents as of May 31, 2024

STRAWBERRY FIELDS

STRAWBERRY FIELDS

Moishe Gubin
Chairman & CEO
Mgubin@sfreit.com

Jeff Bajtner
Chief Investment Officer
Jbajtner@sfreit.com

6101 Nimtz Parkway South Bend, IN 46628
574.807.0800

Non-GAAP Measure Reconciliation

Adjustments to FFO ("AFFO"):

(dollars in $1,000s)	Q2 2024	2023
Net income	**$ 13,032**	**$ 20,244**
Depreciation and amortization	16,325	29,235
Funds from Operations	**29,357**	**49,479**
Adjustments to FFO**:**		
Credit for doubtful accounts	-	2,451
Straight-line rent	(1,935)	(30)
Straight-line rent receivable write-off	-	230
Contact cancellation expense for proposed financing	-	1,000
Foreign currency transaction (gain) loss	-	(462)
Funds from Operations, as Adjusted	**$ 27,421**	**$ 52,668**

Q2 2024 AFFO Annualized	$ 54,842
Projected additional contractual rent to be collected*	1,875
Projected Annualized 2024 AFFO	$ 56,717

*2024 projections include an additional $1.875mm of rent that will be collected during 2024 relating to the February 2024 new Indiana Master Lease

Adjustments to EBITDA ("AEBITDA"):

(dollars in $1,000s)	Q2 2024	2023
Net income (loss)	**$ 13,032**	**$ 20,244**
Depreciation and amortization	16,325	29,235
Interest expense	16,552	26,674
EBITDA	**45,908**	**76,153**
Credit for doubtful accounts	-	2,451
Straight-line rent	(1,935)	(30)
Straight-line rent receivable write-off	-	230
Contact cancellation expense for proposed financing	-	1,000
Foreign currency transaction (gain) loss	-	(462)
Adjusted EBITDA	**$ 43,973**	**$ 79,342**

Q2 2024 AEBITDA Annualized	$ 87,946
Projected additional contractual rent to be collected*	1,875
Projected Annualized 2024 AFFO	$ 89,821

EBITDARM is a non-GAAP measure that for any period of determination, the aggregate net operating income of Tenant for such period to the extent derived from the operation of the Premises as reflected in their financials, adjusted to add thereto, to the extent allocable to the Premises for the applicable period of determination, without duplication, (1) interest expense, (2) income tax expense, (3) depreciation and amortization expense, (4) base rent, and (5) management fee expenses.

STRAWBERRY FIELDS